EXHIBIT 99.1

                                  CERTIFICATION

     Under 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002


     In accordance with 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of V-GPO, Inc. (the "Company") does hereby certify, to such officer's knowledge, that:

          (1) The Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                         /s/ NORMAN R. DOBIESZ
                                         -------------------------
Dated: August 13, 2002                   Norman R. Dobiesz
                                         Chairman & Chief Executive Officer